EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOHN R. ALM, President, Chief Executive Officer and a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John J. Culhane, Executive Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004).

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

S/ JOHN R. ALM
_________________
   John R. Alm, President,
Chief Executive Officer  and Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, SHAUN B. HIGGINS, Executive Vice President and Chief Financial Officer of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John J. Culhane, Executive Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004).

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/S/ SHAUN B. HIGGINS
 _______________________
 Shaun B. Higgins, Executive Vice President
And Chief Financial Officer
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, WILLIAM W. DOUGLAS, III, Vice President, Controller and Principal Accounting Officer of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John J. Culhane, Executive Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004).

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2005.

/S/ WILLIAM W. DOUGLAS, III
_____________________________
   William W. Douglas, III,
Vice President,  Controller and Principal Accounting Officer
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, LOWRY F. KLINE, Chairman of the Board of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John J. Culhane, Executive Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004).

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/S/ LOWRY F. KLINE
______________________
   Lowry F. Kline, Chairman of the Board
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JAMES E. COPELAND, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John J. Culhane, Executive Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004).

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/S/ JAMES E. COPELAND, JR.
____________________________
James E. Copeland, Jr., a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, CALVIN DARDEN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John J. Culhane, Executive Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004).

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/S/ CALVIN DARDEN
_______________________
Calvin Darden, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J. TREVOR EYTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John J. Culhane, Executive Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004).

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/S/ J. TREVOR EYTON
_______________________
J. Trevor Eyton, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, GARY P. FAYARD, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John J. Culhane, Executive Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004).

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/S/ GARY P. FAYARD
_______________________
Gary P. Fayard, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, MARVIN J. HERB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John J. Culhane, Executive Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004).

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/S/ MARVIN J. HERB
_________________________
Marvin J. Herb, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, IRIAL FINAN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John J. Culhane, Executive Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004).

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/S/ IRIAL FINAN
_________________
Irial Finan, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John J. Culhane, Executive Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004).

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/S/ L. PHILLIP HUMANN
__________________________
L. Phillip Humann, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, III, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John J. Culhane, Executive Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004). IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/S/ SUMMERFIELD K. JOHNSTON, III
______________________________________
 Summerfield K. Johnston, III, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that J. ALEXANDER M. DOUGLAS, JR. a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John J. Culhane, Executive Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004).

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2005.

/S/ J. ALEXANDER M. DOUGLAS, JR.
__________________________________
J. Alexander M. Douglas, Jr., a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, PAULA R. REYNOLDS, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John J. Culhane, Executive Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004).

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/S/ PAULA R. REYNOLDS
__________________________
Paula R. Reynolds, a Director
Coca-Cola Enterprises Inc.